SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  July 13, 1999

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                               Gardenburger, Inc.
               (Exact Name of Registrant as Specified in Charter)

                                     Oregon
                 (State or Other Jurisdiction of Incorporation)

                                     0-20330
                              (Commission File No.)

                                   93-0886359
                        (IRS Employer Identification No.)

                      1411 S.W. Morrison Street, Suite 400
                             Portland, Oregon 97205
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, Including Area Code:
                                 (503) 205-1500



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ITEM 8.  CHANGE IN FISCAL YEAR.

         On July 13, 1999, the board of directors of Gardenburger, Inc. (the "Company"), voted to change the Company's fiscal year from a year ending December 31 to a year ending September 30. The Company intends to file a report on Form 10-K for the nine-month transition period ending September 30, 1999.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GARDENBURGER, INC.


Dated:  July 23, 1999                     By  /s/ Richard C. Dietz
                                              Richard C. Dietz
                                              Executive Vice President
                                              and Chief Financial Officer